UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): December 18, 2006
PEERLESS SYSTEMS CORPORATION
(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation or organization)	0-21287 (Commission File Number)	95-3732595 (I.R.S. Employer Identification No.)

2381 Rosecrans Avenue El Segundo, California (Address of principal executive offices)		90245 (Zip Code)
(310) 536-0908
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01. Entry into a Material Definition Agreement.
     On December 18, 2006, Adobe Systems Incorporated (“Adobe”) extended the term of the PostScript Software Development License and Sublicense Agreement, between Peerless Systems Corporation (“Peerless”) and Adobe, dated July 23, 1999, as amended (the “Agreement”). The termination date of the Agreement has been extended from July 23, 2007 to December 31, 2007. All other terms and conditions of the Agreement remain unchanged.
     The foregoing description of the extension of the Agreement is qualified in its entirety by reference to the copy of the letter agreement which is filed as Exhibit 10.1 to this Report, and is incorporated herein by this reference.
Item 9.01. Financial Statements and Exhibits.
     (d) Exhibits.

Exhibit
Number	Description
10.1	Letter dated December 7, 2006 from Adobe Systems Incorporated to Peerless Systems Corporation extending the term of the PostScript Software Development License and Sublicense Agreement.

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

PEERLESS SYSTEMS CORPORATION
Date: December 19, 2006	By	/s/ John V. Rigali
John V. Rigali
Chief Financial Officer and Vice President of Finance

EXHIBIT INDEX

Exhibit
Number	Description
10.1	Letter dated December 7, 2006 from Adobe Systems Incorporated to Peerless Systems Corporation extending the term of the PostScript Software Development License and Sublicense Agreement.